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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 MARCH 30, 2001
                                 --------------
                DATE OF REPORT (date of earliest event reported)



                        COMMISSION FILE NUMBER 333-59037


                             LODESTAR HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                  13-3903875
      (State or other jurisdiction of         (IRS Employer Identification No.)
       incorporation or organization)


        30 ROCKEFELLER PLAZA, SUITE 4225
                NEW YORK, NEW YORK                           10112
      (Address of principal executive offices)             (Zip Code)


                                 (859) 255-4006
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On Friday, March 30, 2001, certain holders of a substantial majority of the Company's outstanding 11.5% Senior Notes due 2005 filed an involuntary bankruptcy petition against Loadestar Holdings, Inc. in the U.S. Bankruptcy Court in Lexington, KY.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LODESTAR HOLDINGS, INC.



                                   By: /s/ Michael E. Donohue
                                       ---------------------------------------
                                       Michael E. Donohue

                                       Vice President & Chief Financial Officer
                                       (duly authorized officer,  principal
                                       financial and accounting officer)


Date: April 6, 2001





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